UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
         Date of Report (Date of earliest event reported) July 27, 2005
                                                          -----------------
                                POWER2SHIP, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)

                 Nevada                000-25753         87-0449667
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     (State or other jurisdiction     (Commission     (IRS Employer
            of incorporation)          File Number)    Identification No.)

          903 Clint Moore Road, Boca Raton, Florida            33487
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          (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code      561-998-7557
                                                        -------------------

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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.02.     Termination of a Material Definitive Agreement.

     Effective July 27, 2005, the Company entered into an agreement with Cornell Capital Partners, LP ("Cornell") that terminated several existing agreements between the parties including a Standby Equity Distribution Agreement, a Registration Rights Agreement, an Escrow Agreement and a Placement Agent Agreement, all of which were dated June 28, 2004. As a result of this termination agreement, none of the parties shall have any rights or obligations under or with respect to any of the terminated agreements.

Item 9.01.     Financial Statements and Exhibits.

(a)    Financial Statements

       None.

(b)    Exhibits

       10.40  Agreement Between Power2Ship, Inc. and Cornell Capital Partners,
              LP

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     POWER2SHIP, INC.


Date:  July 28, 2005                 By: /s/ Richard Hersh
                                         -----------------
                                         Richard Hersh,
                                         Chief Executive Officer

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